R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color sCarlyle Secured Lending, Inc. Quarterly Earnings Presentation September 30, 2022

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Disclaimer and Forward-Looking Statement This presentation (the “Presentation”) has been prepared by Carlyle Secured Lending, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CSL” or the “Company”) (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on November 9, 2022 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward- looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CSL is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • Net investment income was $0.58 per share(1), which included $0.14 of one-time income from restoring Direct Travel to accrual status • Continued improvement in watchlist names contributed to net realized / unrealized gains of $6.7 million, or $0.13 per share • NAV per share at 3Q22 was $17.16, up 2.1% compared to prior quarter and 3.6% higher than our 4Q19 NAV of $16.56 • Total investments on non-accrual status at amortized cost declined to 2.3% due to restoring Direct Travel and the restructured first-out portion of Derm Growth to accrual status in 3Q22 • Total investments at fair value were $1.9 billion at 3Q22, up slightly compared to 2Q22 • An attractive deal environment during the quarter resulted in new investment activity of $268 million with a weighted average yield on new debt investments of 10.0% • Total repayments and sales during the quarter were $212 million with a weighted average yield on exited debt investments of 8.8% Portfolio & Investment Activity Third Quarter Results • Paid a 3Q22 base dividend of $0.34 plus a supplemental dividend of $0.06 per share, resulting in an annualized dividend yield of 9.3% based on 3Q22 NAV • Declared 4Q22 base dividend of $0.36 plus a supplemental dividend of $0.08, an increase of 10% from the prior period’s total dividend level • Share repurchases in 3Q22 totaled 0.5 million shares for $7.1 million, contributing $0.03 per share of accretion to net asset value • 3Q22 net financial leverage of 1.09x remains at the lower end of our target range Dividend & Capital Activity Q3 2022 Quarterly Results 3 (1) Per share amounts within this presentation apply to common shares of the Company unless otherwise noted

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts 68% 13% 5% 14% First Lien Debt Second Lien Debt Equity Investments Investment Funds 18% 21% 47% 14% Top 10 Investments Next 11-25 Investments Remaining Investments Investment Funds Portfolio Highlights Note: Totals may not sum due to rounding. (1) Excludes the Company’s commitments to fund capital to Middle Market Credit Fund, LLC ("Credit Fund"), which is not consolidated with the Company. (2) Weighted average yields of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Weighted average yields for CSL do not include CSL’s investment in Credit Fund or Credit Fund II. (3) % of fair value of first and second lien debt. Total Investments and Commitments ($mm) $2,135 Unfunded Commitments (1) ($mm) $186 Total Investments at Fair Value ($mm) $1,949 Yield of Debt Investments at Cost (2) (%) 10.12 % Yield of Debt Investments at Fair Value (2) (%) 10.50 % Number of Investments 165 Number of Portfolio Companies 127 Floating / Fixed (3) (%) 98.6% / 1.4% 4 KEY STATISTICS ASSET MIX DIVERSIFICATION BY BORROWER INDUSTRY 12% 9% 7% 7% 6% 6% 5% 14% 34%Healthcare & Pharmaceuticals Software High Tech Industries Aerospace & Defense Consumer Services Leisure Products & Services Business Services Investment Funds All Others

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Note: The net asset value per share and dividends declared per share are based on the common shares outstanding at each respective quarter-end. Net investment income per common share and net change in realized and unrealized appreciation (depreciation) per common share are based on the weighted average number of common shares outstanding for the period. Totals may not sum due to rounding. (1) Net of the preferred dividend. (2) Excludes equity investments. (3) Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of each respective period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (4) Reflects cumulative convertible preferred securities as equity, net of excess cash held at period end, which was $43.8 million on September 30, 2022. (5) Reflects cumulative convertible preferred securities as debt. These securities are considered "senior securities" for the purposes of calculating asset coverage pursuant to the Investment Company Act. (Dollar amounts in thousands, except per share data) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Net Investment Income (1) $ 0.39 $ 0.40 $ 0.47 $ 0.40 $ 0.58 Net Realized & Unrealized Gains (Losses) 0.48 0.22 0.09 (0.33) 0.13 Net Income (Loss) (1) 0.87 0.62 0.56 0.07 0.71 Dividends Paid 0.38 0.39 0.40 0.40 0.40 Impact of Share Repurchases 0.02 0.03 0.03 0.03 0.03 Net Asset Value $ 16.65 $ 16.91 $ 17.11 $ 16.81 $ 17.16 Common Shares Outstanding (in thousands) Weighted Average Shares Outstanding for the Period 53,955 53,466 52,892 52,421 51,863 Shares Outstanding at End of Period 53,714 53,142 52,647 52,148 51,617 Portfolio Highlights Total Investments at Fair Value $1,948,206 $1,913,052 $1,873,183 $1,889,276 $1,948,957 Number of Portfolio Companies 123 117 117 125 127 Average Size of Investment in Portfolio Company (Notional) (2) $16,358 $16,800 $15,660 $15,682 $16,934 Weighted Average all-in Yield on Debt Investments at Amortized Cost (3) 7.69% 7.68% 7.72% 8.37% 10.12 % Weighted Average all-in Yield on Debt Investments at Fair Value (3) 7.92% 7.87% 7.96% 8.71% 10.50 % Financial Position (at Quarter End) Net Assets $944,394 $948,804 $950,540 $926,493 $935,651 Debt 1,061,815 1,044,022 996,141 1,079,954 1,060,615 Net Financial Leverage (4) 1.07x 1.02x 0.98x 1.05x 1.09x Statutory Debt To Equity (5) 1.25x 1.22x 1.16x 1.29x 1.26x 5 Financial Performance Summary

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands and based on par/principal) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Originations and Net Investment Activity Investment Fundings $ 276,955 $ 236,010 $ 111,663 $ 199,106 $ 268,465 Unfunded Commitments, Net Change 6,582 (2,491) 57,398 (22,341) (29,610) Sales and Repayments $ (215,120) $ (272,529) $ (144,581) $ (161,352) $ (212,437) Net Investment Activity $ 68,417 $ (39,010) $ 24,480 $ 15,413 $ 26,418 Originations by Asset Type (1) First Lien Debt 78.6% 83.1% 99.0% 99.8% 99.6 % Second Lien Debt 21.3% 5.8% 0.2% 0.2% 0.1 % Equity Investments 0.2% 11.1% 0.7% — % 0.3 % Total Investment Portfolio at Fair Value (2) First Lien Debt 65.5% 64.4% 65.4% 66.5% 68.2 % Second Lien Debt 18.1% 17.9% 16.2% 15.4% 13.5 % Equity Investments 2.7% 4.0% 4.2% 4.2% 4.7 % Investment Funds 13.7% 13.7% 14.2% 13.9% 13.6% 6 Origination Activity Detail (1) Excludes activity related to Investment Funds. (2) At quarter end

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands, except per share data) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Investment Income Interest income $ 33,039 $ 32,225 $ 34,028 $ 31,682 $ 37,499 Payment-In-Kind interest income 2,441 2,462 3,721 3,728 11,146 Income from Credit Funds 7,523 7,524 7,524 7,524 7,524 Other income 759 1,761 2,236 1,634 2,974 Total investment income $ 43,762 $ 43,972 $ 47,509 $ 44,568 $ 59,143 Expenses Management fees $ 7,233 $ 7,319 $ 7,050 $ 7,113 $ 7,262 Incentive fees 4,516 4,487 5,228 4,458 6,451 Interest expense and credit facility fees 7,954 7,745 7,616 9,170 11,937 Other expenses 1,810 1,616 1,743 1,781 1,891 Excise tax expense 163 356 353 176 449 Net expenses $ 21,676 $ 21,523 $ 21,990 $ 22,698 $ 27,990 Preferred stock dividend 875 875 875 875 875 Net investment income (1) $ 21,211 $ 21,574 $ 24,644 $ 20,995 $ 30,278 Net realized and change in unrealized gains (losses) 25,534 11,512 5,164 (17,205) 6,677 Net income (loss) (1) $ 46,745 $ 33,086 $ 29,808 $ 3,790 $ 36,955 Net investment income per Share $ 0.39 $ 0.40 $ 0.47 $ 0.40 $ 0.58 Net income (loss) per Share $ 0.87 $ 0.62 $ 0.56 $ 0.07 $ 0.71 7 Quarterly Operating Results Detail (1) Net of the preferred dividend.

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands, except per share data) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Assets Investments—non-controlled/non-affiliated, at fair value $ 1,643,584 $ 1,607,731 $ 1,576,247 $ 1,593,901 $ 1,642,494 Investments—non-controlled/affiliated, at fair value 30,410 30,286 30,771 32,697 41,863 Investments—controlled/affiliated, at fair value 274,212 275,035 266,165 262,678 264,600 Total investments, at fair value 1,948,206 1,913,052 1,873,183 1,889,276 1,948,957 Cash, cash equivalents and restricted cash 46,164 93,074 69,512 39,291 68,644 Receivable for investment sold/repaid 23,235 530 13,060 89,445 4,884 Deferred financing costs 3,256 3,066 2,882 4,044 3,558 Interest Receivable from non-controlled/non-affiliated Investments 13,486 11,011 15,284 12,875 14,311 Interest Receivable from non-controlled/affiliated Investments 581 611 611 615 624 Interest and Dividend Receivable from controlled/affiliated Investments 7,866 8,522 9,212 8,565 9,393 Prepaid expenses and other assets 1,376 1,484 2,214 1,842 3,661 Total assets $ 2,044,170 $ 2,031,350 $ 1,985,958 $ 2,045,953 $ 2,054,032 Liabilities & Net Assets Secured borrowings $ 425,545 $ 407,655 $ 359,679 $ 443,395 $ 423,959 2015-1R Notes payable, net of unamortized debt issuance costs 446,721 446,783 446,844 446,906 446,968 Senior Notes, net of unamortized debt issuance costs 189,549 189,584 189,618 189,653 189,688 Payable for investments purchased 68 323 328 322 13,872 Interest and credit facility fees payable 3,045 2,467 2,727 3,198 5,240 Dividend payable 20,388 20,705 21,035 20,840 20,625 Base management and incentive fees payable 11,752 11,819 12,304 11,581 13,748 Administrative service fees payable 661 482 825 938 1,409 Other accrued expenses and liabilities 2,047 2,728 2,058 2,627 2,872 Total liabilities $ 1,099,776 $ 1,082,546 $ 1,035,418 $ 1,119,460 $ 1,118,381 Net assets $ 944,394 $ 948,804 $ 950,540 $ 926,493 $ 935,651 Total liabilities & net assets $ 2,044,170 $ 2,031,350 $ 1,985,958 $ 2,045,953 $ 2,054,032 Net Asset Value Per Common Share $16.65 $16.91 $17.11 $16.81 $17.16 8 Quarterly Balance Sheet Detail

Overview of Investment Funds

Key Statistics - Credit Fund

Total Investments and Commitments ($mm)	$937
Unfunded Commitments ($mm)	$41
Total Investments at Fair Value ($mm)	$896
Yield of Debt Investments (%) (1)	8.6%
Number of Investments	44
First Lien Exposure (%)	100%
Floating / Fixed (%) (2)	100.0% / 0.0%
Dividend Yield to CSL	10%

Portfolio Composition - Credit Fund

Diversification by Borrower



Remaining Investments 23%
Top 10 Investments 39%
Next 11 - 25 Investments 38%

Industry



Business Services 12%
Diversified Financial Services 10%
Healthcare & Pharmaceuticals 8%
Ublities: Electric 7%
6%
Aerospace & Defense 6%
Products & Services 5%
Media: Advertising, Printing & Publishing 5%
4%
All Others 37%

Key Statistics - Credit Fund II

Total Investments and Commitments ($mm)	$239
Total Investments at Fair Value ($mm)	$239
Yield of Debt Investments (%) (1)	9.6%
Number of Investments	34
First Lien Exposure (%)	90%
Floating / Fixed (%) (2)	97.8% / 2.2%
Dividend Yield to CSL	13%

Portfolio Composition - Credit Fund II

Diversification by Borrower



Remaining Investments 16%
Top 10 Investments 40%
Next 11 - 25 Investments 44%

Industry



Business Services 16%
Diversified Financial Services 14%
Software 10%
Healthcare & 9%
& Glass 8%
Aerospace & Defense 6%
High Tech Industries 6%
Environmental Industries 5%
All Others 26%

(1) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (2) % of fair value of first and second lien debt.

9

Net Asset Value Per Share Bridge

Q3 2022



$0.58
$(0.40)
$0.13
$0.03
$16.81
$17.16
June 30, 2022 NAV
Net Investment Income
Dividend Declared
Net Realized and Unrealized Gain (Loss)
Impact of Share Repurchases
September 30, 2022 NAV

YTD Q3 2022



$1.45
$(1.20)
$(0.10)
0.09
$16.91
$17.16
December 31, 2021 NAV
Net Investment Income
Dividend Declared
Net Realized and Unrealized Gain (Loss)
Impact of Share Repurchases
September 30, 2022 NAV

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period. Net investment income is also net of the preferred dividend. Totals may not sum due to rounding.

10

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • As of September 30, 2022, two investments were on non-accrual status, representing 1.9% of total investments at fair value and 2.3% at amortized cost. Risk Rating Distribution Rating Definition 1 Borrower is operating above expectations, and the trends and risk factors are generally favorable. 2 Borrower is operating generally as expected or at an acceptable level of performance. The level of risk to our initial cost bases is similar to the risk to our initial cost basis at the time of origination. This is the initial risk rating assigned to all new borrowers. 3 Borrower is operating below expectations and level of risk to our cost basis has increased since the time of origination. The borrower may be out of compliance with debt covenants. Payments are generally current although there may be higher risk of payment default. 4 Borrower is operating materially below expectations and the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due, but generally not by more than 120 days. It is anticipated that we may not recoup our initial cost basis and may realize a loss of our initial cost basis upon exit. 5 Borrower is operating substantially below expectations and the loan’s risk has increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. It is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. Portfolio Risk Ratings (Dollar amounts in millions) June 30, 2022 September 30, 2022  Internal Risk Rating Fair Value % of Fair Value  Fair Value % of Fair Value  1 $ 60.1 3.9% $ 33.9 2.1% 2 1,124.5 72.6% 1,261.1 79.3% 3 288.4 18.6% 259.5 16.3% 4 30.0 1.9% 37.4 2.3% 5 45.0 2.9% — — % Total $ 1,548.0 100.0% $ 1,591.8 100.0% 11

Funding and Capital Management Overview

Overview of Balance Sheet Financing Facilities

	Commitment	Outstanding	Maturity Date	Pricing
Credit Facility	$688	$424	05/25/2027	SOFR + 1.88%
2015-1R Notes	$449	$449	10/15/2031	L + 2.00%(1)
2019 Senior Notes	$115	$115	12/31/2024	4.75%
2020 Senior Notes	$75	$75	12/31/2024	4.50%
Total / Weighted Average	$1,327	$1,063	6.1 years	4.23%

% of Utilized Balance Sheet Leverage Fixed



20%

% of Committed Balance Sheet Leverage Utilized



80%

% of Utilized Balance Sheet Leverage Mark-To-Market



40%

(1) Interest rate for the 2015-1R Notes represents the weighted average spread over for the various tranches of issued notes excluding a $25 million note that has a fixed interest rate of 4.56%

12